November 8, 2013

BARROW FUNDS
Supplement to Prospectus dated August 20, 2013

This supplement updates certain information in the Prospectus (the “Prospectus”) of the Barrow All-Cap Core Fund and Barrow All-Cap Long/Short Fund (collectively, the “Barrow Funds”) to revise information contained therein as described below.  For more information or to obtain a copy of the Prospectus free of change, please contact the Barrow Funds at 1-877-767-6633.

The following replaces the 3rd paragraph in the section entitled “Risk/Return Summary: Barrow All-Cap Long/Short Fund - Principal Investment Strategies” on page 13 of the Prospectus in its entirety:

“The Adviser reviews the stock market on a regular basis to identify mispriced investment opportunities resulting from short-term market inefficiency.  The Adviser excludes companies that it considers to have insufficient data, unacceptable risk factors or unattractive industry or business characteristics.  The All-Cap Long/Short Fund generally invests in companies with the Adviser’s highest and lowest SQV rankings as long positions and short positions, respectively.  The All-Cap Long/Short Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions.  The All-Cap Long/Short Fund seeks to maintain significant portfolio diversification by company, market capitalization, and industry sector.  The All-Cap Long/Short Fund may invest in any industry sector and normally limits investment to companies in the large, mid and small capitalization segments.”

The following replaces the section entitled “Risk/Return Summary: Barrow All-Cap Long/Short Fund - Principal Risks – Short Sales Risk” on pages 14-15 of the Prospectus in its entirety:

“Short Sales Risk.  The All Cap Long/Short Fund expects to sell securities short.  The All-Cap Long/Short Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the All-Cap Long/Short purchases the security to replace the borrowed security.  In addition, the lender of the borrowed security may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and, as a result, the All-Cap Long/Short Fund may have to buy the securities sold short at an unfavorable time and for an unfavorable price.  If this occurs, the All-Cap Long/Short Fund’s investment may result in a loss.  The All-Cap Long/Short Fund’s losses are potentially unlimited in a short sale transaction.

The All-Cap Long/Short Fund will incur increased transaction costs associated with selling securities short.  When the All-Cap Long/Short Fund sells a stock short, it must maintain a segregated account with its custodian of cash or liquid securities equal to the current market value of the stock sold short, less any collateral deposited with the Fund’s broker (not including the proceeds from the short sale).  The All-Cap Long/Short Fund is also required to pay the broker any dividends and/or interest that accrue during the period that the short sale remains open.  To the extent the All-Cap Long/Short Fund holds high levels of cash or cash equivalents for collateral needs, such cash or cash equivalents are not expected to generate material interest income in an environment of low overall interest rates, which may have an adverse effect on the All-Cap Long/Short Fund’s performance.

To the extent the All-Cap Long/Short Fund invests the proceeds received from selling securities short, the Fund is engaging in a form of leverage.  The use of leverage by the All-Cap Long/Short Fund may make any change in the Fund’s net asset value greater than it would be without the use of leverage.  Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.”

The following replaces the 3rd paragraph in the section entitled “Investment Objective, Investment Strategies and Related Risks - All-Cap Long/Short Fund - Investment Strategy” on page 23 of the Prospectus in its entirety:

“The Adviser reviews the stock market on a regular basis to identify mispriced investment opportunities resulting from short-term market inefficiency.  The Adviser excludes companies that it considers to have insufficient data, unacceptable risk factors or unattractive industry or business characteristics.  The All-Cap Long/Short Fund generally invests in companies with the Adviser’s highest and lowest SQV rankings as long positions and short positions, respectively.  The All-Cap Long/Short Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions.  The All-Cap Long/Short Fund seeks to maintain significant portfolio diversification by company, market capitalization, and industry sector.  The All-Cap Long/Short Fund may invest in any industry sector and normally limits investment to companies in the large, mid and small capitalization segments.”

The following replaces the section entitled “Investment Objective, Investment Strategies and Related Risks - All-Cap Long/Short Fund - Investment Risk – Short Sales Risk” on pages 24-25 of the Prospectus in its entirety:

“Short Sales Risk.  The All Cap Long/Short Fund expects to sell securities short.  The All-Cap Long/Short Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the All-Cap Long/Short purchases the security to replace the borrowed security.  In addition, the lender of the borrowed security may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and, as a result, the All-Cap Long/Short Fund may have to buy the securities sold short at an unfavorable time and for an unfavorable price.  If this occurs, the All-Cap Long/Short Fund’s investment may result in a loss.  The All-Cap Long/Short Fund’s losses are potentially unlimited in a short sale transaction.

The All-Cap Long/Short Fund will incur increased transaction costs associated with selling securities short.  When the All-Cap Long/Short Fund sells a stock short, it must maintain a segregated account with its custodian of cash or liquid securities equal to the current market value of the stock sold short, less any collateral deposited with the Fund’s broker (not including the proceeds from the short sale).  The All-Cap Long/Short Fund is also required to pay the broker any dividends and/or interest that accrue during the period that the short sale remains open.  To the extent the All-Cap Long/Short Fund holds high levels of cash or cash equivalents for collateral needs, such cash or cash equivalents are not expected to generate material interest income in an environment of low overall interest rates, which may have an adverse effect on the All-Cap Long/Short Fund’s performance.

To the extent the All-Cap Long/Short Fund invests the proceeds received from selling securities short, the Fund is engaging in a form of leverage.  The use of leverage by the All-Cap Long/Short Fund may make any change in the Fund’s net asset value greater than it would be without the use of leverage.  Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.”

Investors Should Retain this Supplement for Future Reference

Statement of Additional Information
August 20, 2013, as amended November 8, 2013

BARROW ALL-CAP CORE FUND
Investor Class (BALAX)
Institutional Class (BALIX)

BARROW ALL-CAP LONG/SHORT FUND
Investor Class (BFLSX)
Institutional Class (BFSLX)

Series of
ULTIMUS MANAGERS TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

This Statement of Additional Information (“SAI”) should be read in conjunction with the Prospectus for Barrow All-Cap Core Fund and Barrow All-Cap Long/Short Fund (each, a “Fund”, collectively, the “Funds”) dated August 20, 2013, which may be supplemented from time to time (the “Prospectus”).  This SAI is incorporated by reference in its entirety into the Prospectus.  Because this SAI is not itself a prospectus, no investment in shares of each Fund should be made solely upon the information contained herein.  Copies of the Prospectus may be obtained without charge, upon request, by writing each Fund at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-877-767-6633.

TABLE OF CONTENTS

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS	2
INVESTMENT RESTRICTIONS	13
CALCULATION OF SHARE PRICE	15
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	16
SPECIAL SHAREHOLDER SERVICES	16
MANAGEMENT OF THE TRUST	17
INVESTMENT ADVISER	25
PORTFOLIO TRANSACTIONS	27
THE DISTRIBUTOR	28
OTHER SERVICE PROVIDERS	29
DISTRIBUTION PLAN	31
GENERAL INFORMATION	32
ADDITIONAL TAX INFORMATION	36
FINANCIAL STATEMENTS	40
APPENDIX A (TRUST’S PROXY VOTING POLICIES AND PROCEDURES)	41
APPENDIX B (ADVISER’S PROXY VOTING POLICIES AND PROCEDURES)	43

STATEMENT OF ADDITIONAL INFORMATION

Barrow All-Cap Core Fund (the “All-Cap Core Fund”) and Barrow All-Cap Long/Short Fund (the “All-Cap Long/Short Fund”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end management investment company.  The Funds’ investments are managed by Barrow Street Advisors LLC (the “Adviser”).  For further information on the Funds, please call 1-877-767-6633.

The All-Cap Core Fund acquired the assets and liabilities of Barrow Street Fund LP, a Delaware limited partnership (the “Predecessor Private Fund”), in a reorganization completed on the date the All-Cap Core Fund commenced operations.  The Predecessor Private Fund was an unregistered privately offered investment fund managed by Nicholas Chermayeff and Robert F. Greenhill, the co-portfolio managers of the All-Cap Core Fund.  The Predecessor Private Fund had an investment objective and investment policies that were, in all material respects, the same as those of the All-Cap Core Fund.  However, the Predecessor Private Fund was not registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”).  If such requirements and restrictions had been applicable, they might have adversely affected the Predecessor Private Fund’s performance.  In addition, the Predecessor Private Fund charged an annual management fee of 1.50% and a 20% performance fee after it reached certain performance benchmarks. The All-Cap Core Fund does not charge a performance fee and prior performance information of the Predecessor Private Fund does not include the effect of the performance fee.  The Predecessor Private Fund stopped charging the performance fee on October 7, 2012.  If the performance fee had been taken into account in calculating the performance information of the Predecessor Private Fund,  the performance results would be lower.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this SAI expands upon information contained in the Prospectus.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that each Fund’s investment program will be successful.  No investment in shares of a Fund should be made without first reading the Prospectus.

Equity Securities.  The equity portion of each Fund's portfolio will generally be comprised of common stock traded on domestic securities exchanges or over-the counter markets.  The prices of equity in which the Funds invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Funds owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Funds to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will likely.

Master Limited Partnerships (“MLPs”).  The Funds may directly invest a portion of its total assets in the equity or debt securities of MLPs, which are limited partnerships in which the ownership units are publicly traded.  MLP units are registered with the Securities and Exchange Commission (“SEC”) and are freely traded on a securities exchange or in the over-the-counter (“OTC”) market.  MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.  Generally, a MLP is operated under the supervision of one or more managing general partners.  Limited partners are not involved in the day-to-day management of the partnership.  The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations.  Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation.  Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Debt Securities.  The Funds may invest in corporate debt securities and U.S. Government obligations.  Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered.  The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  A debt instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default.  The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.  In the case of corporate debt, the Funds will normally purchase investment grade securities, meaning securities rated BBB or better by Standard & Poor’s or any comparable rating by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, as determined by the Adviser to be of comparable quality.

“U.S. Government obligations” include securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government.  U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds.  Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S.

Treasury.  In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment.  U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.  Any guarantee of the U.S. government will not extend to the yield or value of the Funds’ shares.

Investment Companies.  The Funds may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds.  The Funds expect to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund.  Under Rule 12d1-1, the Funds may generally invest without limitation in money market funds as long as a Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the investment Adviser waives its management fee in an amount necessary to offset any sales charge or service fee.  The Funds expected to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds.  Under Section 12(d)(1)(F), the Funds may generally acquire shares of another investment company unless, immediately after such acquisition, the Funds and their affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”).  To the extent the 3% Limitation applies to an investment a Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal.  Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Funds under Section 12(d)(1)(F), then the Funds will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy.  Investments in other investment companies subject the Funds to additional operating and management fees and expenses.  For example, Funds’ investors will indirectly bear fees and expenses charged by underlying investment companies in which the Funds invest, in addition to the Funds’ direct fees and expenses.

Exchange Traded Funds and Other Similar Instruments.  Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Funds.  An ETF is typically an investment company registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or market sector.  Alternatively, ETFs may be actively managed in accordance with a particular investment strategy, similar to other non-index based investment companies.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day.

Instruments the Funds may purchase that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group.  These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs, are not registered as investment companies under the 1940 Act.  Such securities may also be exchange traded, but because they are not registered as investment companies, they are not subject to the percentage investment limitations imposed by the 1940 Act.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds:  (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily.   Index-based ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Funds will pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions.  As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low.  ETFs do not charge initial sales loads or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Generally, under the 1940 Act, a Fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) a Fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) a Fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) more than 10% of a Fund’s total assets would be invested in investment companies.  Under certain conditions, a Fund may invest in registered and unregistered money market funds in excess of these limitations.  The Securities and Exchange Commission (the “SEC”) has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits.  The Funds may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders.  In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, each Fund may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as each Fund (and all of its affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC.  If a Fund seeks to redeem shares of an ETF or other investment company purchased in reliance on Section 12(d)(1)(F), the investment company is not obligated to redeem an amount exceeding 1% of the investment company’s outstanding shares during a period of less than 30 days.

The market value of an ETF’s shares may differ from its net asset value (“NAV”).  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities.  Accordingly, there may be times when an ETF trades at a premium (creating the risk that a Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that a Fund’s NAV is reduced for undervalued ETFs it holds, and that a Fund receives less than NAV when selling an ETF).

Under the 1940 Act, to the extent that a Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities.  In the event that there is a vote of ETF or other investment company shares held by a Fund, each Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities.

Real Estate Securities.  The Funds will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein.  The Funds may also invest in readily marketable interests in real estate investment trusts (“REITs”).  REITs are generally publicly traded on  national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.  Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

Foreign Securities.  Subject to its investment policies and quality standards, the Funds may invest in securities of foreign issuers that trade on U.S. stock exchanges or in the form of American Depositary Receipts (“ADRs”).  ADRs are receipts that evidence ownership of underlying securities issued by a foreign issuer.  ADRs are generally issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. Exchanges.  ADRs, in registered form, are designed for use in the U.S. securities markets.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. Investments in ADRs are subject to risks similar to those associated with direct investments in foreign securities.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies.  The performance of foreign markets does not necessarily track U.S. markets.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S.  Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit less liquidity and greater price volatility than securities of U.S. companies.  Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), limits on proxy voting and difficulty in enforcing legal rights outside the U.S.  Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Variable and Floating Rate Securities.  The Funds may invest in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index.  Typically, floating rate securities use as their benchmark an index such as the 1-, 3-, or 6-month LIBOR, 3-, 6-, or 12-month Treasury bills, or the Federal Funds rate.  Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.  Changes in the benchmark index and the interest rate may be difficult to predict and may increase the volatility of the price, and have adverse affects on the value of the floating rate securities.

Short Selling of Securities. The All-Cap Long/Short Fund engages in short selling of securities as part of its principal investment strategies. The Funds’ Prospectus contains information regarding the All-Cap Long/Short Fund’s use of short selling as part of its investment strategy.  The discussion that follows provides additional information regarding how short selling is used by the All-Cap Long/Short Fund.

In a short sale of securities, the All-Cap Long/Short Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker.  The All-Cap Long/Short Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  This price may or may not be less than the price at which the security was sold by the All-Cap Long/Short Fund.  Until the security is replaced, the All-Cap Long/Short Fund is required to pay the lender any dividends and/or interest which accrues during the period that the short sale remains open.  In order to borrow the security, the All-Cap Long/Short Fund may also have to pay a fee which would increase the cost of selling a security short.  The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out, or the proceeds may be released to the All-Cap Long/Short Fund and invested in additional securities.

The All-Cap Long/Short Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the All-Cap Long/Short Fund replaces the borrowed security.  Excluding any dividend and/or interest payments, the All-Cap Long/Short Fund will realize a gain if the security declines in price between those two dates.  The amount of any gain will be decreased and the amount of any loss will be increased by any dividends and/or interest the All-Cap Long/Short Fund may be required to pay in connection with the short sale.

In a short sale, the seller does not own the securities sold and is said to have a short position in those securities until the position is closed out.  The All-Cap Long/Short Fund must deposit in a segregated account with the Fund’s custodial bank an amount of cash and/or liquid assets sufficient to cover the Fund’s short positions.    While the short position is open, the All-Cap Long/Short Fund monitors daily the segregated account’s balance to ensure that it meets the relevant collateral requirements.

The All-Cap Long/Short Fund may also engage in short sales if at the time of the short sale the All-Cap Long/Short Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."  The All-Cap Long/Short Fund does not intend to engage in short sales against the box for investment purposes.  The All-Cap Long/Short Fund may, however, make a short sale against the box as a hedge, when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the All-Cap Long/Short Fund (or a security convertible or exchangeable for such security), or when the All-Cap Long/Short Fund wants to sell the security at an attractive current price.  In such case, any future losses in the All-Cap Long/Short Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the All-Cap Long/Short Fund owns.  There will be certain additional transaction costs associated with short sales against the box, but the All-Cap Long/Short Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Futures Contracts.  The All-Cap Long/Short Fund may invest in futures contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade fixed income securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Fund seeks to earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Limitations on Purchase and Sale of Futures Contracts.  Futures can be volatile instruments and involve certain risks.  If the Advisor applies a hedge in the Fund's portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return.  The Fund could also experience losses if the prices of its futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.

In general, the Fund will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund's total assets.

In instances involving the purchase of futures contracts by the Fund, the Fund will deposit in a segregated account with its custodian an amount of cash, cash equivalents and/or appropriate securities equal to the cost of such futures contracts or options written (less any related margin deposits), to the extent that such deposits are required under the 1940 Act.

Money Market Instruments.  Each Fund may invest in money market instruments.  Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund.  Money market instruments also may include Bankers’ Acceptances, Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, Variable Amount Demand Master Notes (“Master Notes”) and shares of money market investment companies.  Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When a Fund acquires a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by a Fund would generally be in amounts of $100,000 or more.  Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  A Fund will invest in Commercial Paper only if it is rated in the highest rating category by any NRSRO or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by a Fund only through the Master Note program of the custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by a Fund.  A Fund may invest in shares of money market investment companies to the extent permitted by the 1940 Act.

Repurchase Agreements.  Each Fund may invest in repurchase agreements.  A repurchase agreement transaction occurs when an investor purchases a security (normally a U.S. government security), then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale normally will occur within one to seven days of the purchase.  Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security.  The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations.  The Adviser will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, a Fund will retain or attempt to dispose of the collateral.  A Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  A Fund will not  enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Illiquid Securities.  Each Fund may invest in illiquid securities, but will limit its investment in illiquid securities to no more than 15% of its net assets.  Illiquid securities are securities that may be difficult to sell promptly (generally within seven days) at approximately their current value because of a lack of an available market and other factors.  Under the supervision of the Trust’s Board of Trustees (“Trustees”), the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments.  If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  The sale of some illiquid and other types of securities may be subject to legal restrictions.

Certain restricted securities are illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).  Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.  The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

If a Fund invests in securities for which there is no ready market, it may not be able to readily sell such securities.  Such securities are unlike securities that are traded in the open market, and which can be expected to be sold immediately if the market is adequate.  The sale price of illiquid securities once realized may be lower or higher than the Adviser’s most recent estimate of their fair market value.  Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

Borrowing Money.  Each Fund may, subject to the restrictions of the 1940 Act, borrow up to one-third of each Fund’s respective total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes.  The All-Cap Long/Short Fund does not intend, under normal circumstances, to borrow money for the purpose of purchasing securities.    However, the All-Cap Core Fund may borrow money from a bank in order to invest the amount of accrued but unpaid dividends to be received from its portfolio holdings in additional shares of the respective companies and, if necessary, to pay Fund operating expenses to avoid untimely selling of Fund holdings.  Borrowing involves the creation of a liability that requires a Fund to pay interest.  In the event a Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.  In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for a Fund to liquidate certain of its investments at an inappropriate time.

            Lending of Portfolio Securities.  In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Trustees.  In determining whether a Fund will lend securities, the Adviser will consider all relevant facts and circumstances.  A Fund may not lend securities to any company affiliated with the Adviser.  Each loan of securities will be collateralized by cash, securities, or letters of credit.  A Fund might experience a loss if the borrower defaults on the loan.

            The borrower at all times during the loan must maintain with a Fund cash or cash equivalent collateral, or provide to a Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay a Fund any dividends or interest paid on the loaned securities, and a Fund may invest the cash collateral to earn additional income.  Alternatively, a Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  A Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.  If a Fund invests the cash collateral from the borrower, there is the risk that such investment may result in a financial loss.  In such an event, a Fund would be required to repay the borrower out of the Fund’s assets.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the Adviser intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Adviser has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the Adviser otherwise believes it necessary to vote.

Leverage.  Leverage is investment exposure that exceeds the initial amount invested.  If the All-Cap Long/Short Fund invests the proceeds received from selling securities short in additional securities (long positions), or if the All-Cap Core Fund borrows money for investment purposes, the Fund will become leveraged. The loss on a leveraged investment may exceed the Fund’s principal amount invested. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. Neither Fund can guarantee that the use of leverage will produce a high return on an investment. Each Fund will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent required by the 1940 Act.  This requirement may limit the amount of leverage a Fund may have at any one time, but it will not eliminate leverage risk. The use of leverage may result in a Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation or to meet segregation requirements.

Temporary Defensive Positions.  Each Fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies.  If the Adviser believes a temporary defensive position is warranted in view of market conditions, a Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds.  Taking a temporary defensive position may prevent a Fund from achieving its investment objective.

Portfolio Turnover.  The portfolio turnover rate for a Fund is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities.  A Fund’s portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares.  High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund’s shareholders.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment limitations that may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund.  As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of each Fund means the lesser of (1) 67% or more of the outstanding voting securities of each Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of each Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of each Fund.  Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.  See the Prospectus for more information about each Fund’s investment objective and investment strategies, each of which are not fundamental and may be changed without shareholder approval.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy:

1.   Borrowing Money.  Each Fund may not engage in borrowing (including, without limitation, borrowing to meet redemptions), except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

2.   Senior Securities.  Each Fund will not issue senior securities, except as permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.   Underwriting.  Each Fund will not act as underwriter, except to the extent that, in connection with the disposition of portfolio securities (including restricted securities), each Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.    Real Estate.  Each Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate.  This limitation does not preclude each Fund from holding or selling real estate acquired as a result of each Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.   Commodities.  Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude each Fund from purchasing or selling options, forward contracts, or futures contracts, including those relating to indices, or and options on futures contracts or indices, or from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.    Loans.  Each Fund will not make loans to other persons, provided that each Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investments in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

7.    Concentration.  Each Fund will not invest more than 25% of its total assets in a particular industry or group of industries.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government (including its agencies and instrumentalities) or state or municipal governments (and their political subdivisions) or repurchase agreements with respect thereto, or investments in registered investment companies.  If a Fund invests in a revenue bond tied to a particular industry, a Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.

NON-FUNDAMENTAL RESTRICTION.  The following investment limitation is not fundamental and may be changed by the Board without shareholder approval.  Under normal circumstances, the Fund may not invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), determined by the Adviser to be liquid, subject to the oversight of the Board.  The Fund will not be required to sell illiquid securities if it exceeds the 15% limit due to market activity or the sale of liquid securities.  In these situations, however, the Fund will take appropriate measures to reduce the percentage of its assets invested in illiquid securities.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The 1940 Act permits each Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding).  In general, each Fund may not issue any class of senior security, except that each Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% each Fund will within three days (excluding holidays and Sundays) or such longer period as the SEC may prescribe by rules and regulation, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including options, futures, forward contracts and reverse repurchase agreements, provided that each Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

CALCULATION OF SHARE PRICE

The share price or net asset value (“NAV”) of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading.  Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing each Fund’s NAV, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded.  If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day.  NASDAQ listed securities are valued at the NASDAQ Official Closing Price.  If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ.  Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the mean of the closing bid and ask prices.  In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees of the Trust.  Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.  One or more pricing services may be utilized to determine the fair value of securities held by the Fund.  The Board of Trustees will review the methods used by such services to assure itself that securities are appropriately valued.  To the extent the assets of a Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund are offered for sale on a continuous basis.  Shares are sold and redeemed at their NAV, as next determined after receipt of the purchase or redemption order in proper form.

Each Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind”.  This would be done only under extraordinary circumstances and if a Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund’s net assets).  A redemption in kind will consist of liquid securities equal in market value to your shares.  Securities delivered in payment of redemptions will be valued at the same value assigned to them in computing a Fund’s NAV.  When you convert these securities to cash, you will pay brokerage charges.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, each Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish.  When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan.  The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, each Fund’s transfer agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month, or both.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to a Fund.

Transfer of Registration.  To transfer shares to another owner, send a written request to [Insert the name of your Fund], c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.  Your request should include the following:  (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) if it is for a new account, a completed account application, or if it is an existing account, the account number; (iv) Medallion signature guarantees (See the heading “How to Redeem Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

MANAGEMENT OF THE TRUST

Overall responsibility for management and supervision of each Fund and the Trust rests with the Trust’s Trustees, who are elected by the Trust’s shareholders or existing members of the Board of Trustees.  The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office.  The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations.  The officers are elected annually.  Certain officers of the Trust also may serve as Trustees.

The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts.  There are currently five Trustees, four of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”).  The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees.  Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Following are the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, and their principal occupation during the past five years.  Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are Independent Trustees are identified in the table.  The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
* Robert G. Dorsey Year of Birth: 1957	Since February 2012	Trustee	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	6
Independent Trustees:
Robert E. Morrison, Jr. Year of Birth: 1957	Since June 2012	Trustee/ Chairman	Executive Vice President of Armed Forces Benefit Association (financial services company) from March 2010 to present; Chief Operating Officer of 5 Star Financial (financial services company) from March 2010 to present; President and Chief Executive Officer of AFBA 5 Star Investment Management Company (registered investment adviser) from October 2006 to January 2012.	6	Trustee of AFBA 5 Star Funds from October 2006 to March 2010
John J. Discepoli Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004.	6
John C. Davis Year of Birth: 1952	Since June 2012	Trustee	Consultant ( government services) since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974-2010).	6
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Tax at The Standard Register Company since November 2011; Tax Partner at Deloitte Tax LLP from 1984 to 2011.	6

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since October 2013	President
Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).
				n/a	n/a
Nitin N. Kumbhani 8163 Old Yankee Road, Suite E Dayton, Ohio 45458 Year of Birth: 1948	Since June 2012	Principal Executive Officer of APEXcm Small/Mid Cap Growth Fund	President and Chief Investment Officer of Apex Capital Management, Inc. (1987 to present)	n/a	n/a
Michael Kalbfleisch 8163 Old Yankee Road, Suite E Dayton, Ohio 45458 Year of Birth: 1959	Since June 2012	Vice President of APEXcm Small/Mid Cap Growth Fund	Vice President and Chief Compliance Officer of Apex Capital Management, Inc. (2001 to present)	n/a	n/a
William S. Sloneker 8845 Governor’s Hill Drive Cincinnati, Ohio 45249 Year of Birth: 1953	Since June 2012	Principal Executive Officer of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund	Chairman, Chief Executive Office and Portfolio Manager of Cincinnati Asset Management, Inc. (1989 to present)	n/a	n/a
Andrew B. Wellington 405 Park Avenue, 6th Floor New York, New York 10022 Year of Birth: 1968	Since January 2013	Principal Executive Officer of Lyrical U.S. Value Equity Fund	Managing Director of Lyrical Asset Management LP (2008 to present)	n/a	n/a

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Nicholas Chermayeff 300 First Stamford Place 3rd Floor East Stamford, CT 06902 Year of Birth: 1969	Since April 2013	Principal Executive Officer of Barrow All-Cap Core Fund and Barrow All-Cap Long/Short Fund	Co-Chief Executive Officer and Principal of Barrow Street Capital LLC (since 1997)	n/a	n/a
Andrew Dassori 215 Park Avenue South, Suite 1902 New York, NY 10003 Year of Birth: 1984	Since July 2013	Principal Executive Officer of Wavelength Interest Rate Neutral Fund	Managing Member and Chief Compliance Officer of Wavelength Capital Management, LLC (2013 to present); Formerly, Portfolio Manager, Credit Suisse Asset Management LLC (2007 to 2013)	n/a	n/a
Julie M. Schmuelling Year of Birth: 1975	Since June 2012	Treasurer	Vice President and Mutual Fund Controller of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC (2002 to present)	n/a	n/a
Frank L. Newbauer Year of Birth: 1954	Since February 2012	Secretary	Assistant Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (2010 to present); Assistant Vice President of JPMorgan Chase Bank, N.A. (1999 to 2010)	n/a	n/a

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Stephen L. Preston Year of Birth: 1966	Since June 2012	Chief Compliance Officer
Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Vice President of Ultimus Fund Solutions, LLC since 2011; Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010); Chief Compliance Officer at FSC Securities Corporation/Advantage Capital Corporation (2003 to 2008).
				n/a	n/a

*
Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of five Trustees, four of whom are Independent Trustees.  The Board is responsible for the oversight of the series, or funds, of the Trust.  In addition to the Funds, the Trust consists of the following series:

APEXcm Small/Mid Cap Growth Fund;
Cincinnati Asset Management Funds: Broad Market Strategic Income Fund;
Lyrical U.S. Value Equity Fund; and
Wavelength Interest Rate Neutral Fund.

The Board has engaged the Adviser to oversee the management of the Funds on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Trust’s other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets at least four times throughout the year.  The Board generally meets in person, but may meet by telephone as permitted by the 1940 Act.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.

Board Leadership.  The Board of Trustees is led by its Chairman, Robert E. Morrison, and its President, David R. Carson.  Mr. Morrison presides at all Board Meetings, Executive

Sessions of the Independent Trustees and meetings of the Committee of Independent Trustees.  In his role as Chairman, Mr. Morrison facilitates communication and coordination between the Independent Trustees and management.  He also reviews meeting agendas for the Board and the information provided by management to the Independent Trustees.  Mr. Morrison works closely with Trust counsel and counsel to the Independent Trustees in overseeing the activities of the Independent Trustees.  He is also assisted by Mr. Carson as President of the Trust.  Mr. Carson, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.

The Board believes that its leadership structure, including having four out of five Trustees as Independent Trustees, coupled with the responsibilities undertaken by Mr. Carson as President and Mr. Morrison as the Chairman, is appropriate and in the best interests of the Trust.  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committee.  The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act.  In selecting and nominating persons to serve as Independent Trustees, the Committee will not consider nominees recommended by shareholders of the Trust.  Messrs. Davis, Deptula, Discepoli and Morrison are the members of the Committee of Independent Trustees.  The Committee of Independent Trustees met three times during the fiscal year ended May 31, 2013.

Qualifications of the Trustees.  The Committee of Independent Trustees reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to the oversight of the Trust’s affairs.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

In addition to the Trustee Qualifications listed above, each of the Trustees has additional Trustee Qualifications including, among other things, the experience identified in the “Trustees and Executive Officers” table above and as follows:

Robert G. Dorsey is a co-founder of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.  Mr. Dorsey has served as President and Managing Director of Ultimus since its founding in 1999.  Mr. Dorsey has over 25 years of experience in the mutual fund servicing industry.  He holds a B.S. from Christian Brothers University and is a Certified Public Accountant (inactive).  Mr. Dorsey has been a Trustee since February 2012.

Robert E. Morrison, Jr. is Executive Vice President of Armed Forces Benefit Association (financial services firm) since March 2010.  Mr. Morrison also is Chief Operating Officer of 5 Star Financial (financial services company) since March 2012.  He served as President and Chief Executive Officer of AFBA 5 Star Investment Management Company (registered investment adviser) from October 2006 to January 2012.  Mr. Morrison has over 25 years of experience in the financial services industry.  He holds a B.S. from Auburn University and is a Professional Financial Planner.  Mr. Morrison has been a Trustee since June 2012.

John J. Discepoli is the owner of Discepoli Financial Planning, LLC, a personal financial planning firm.  He founded the firm in November 2004.  Mr. Discepoli has over 15 years of experience in the financial services industry.  He holds BBA in Accounting from Notre Dame University and completed the Executive Development Program of Northwestern University – Kellogg School of Management.  Mr. Discepoli is a Certified Public Accountant and Personal Financial Specialist.  Mr. Discepoli has been a Trustee since June 2012.

John C. Davis has been a private business  consultant services since May 2011.  Prior to providing consulting services, Mr. Davis was a partner with PricewaterhouseCoopers LLP (PWC) from October 1984 through his retirement in June 2010.  Mr. Davis joined PWC in 1974.  During his tenure as a partner at PWC he was responsible for audit services to PwC clients – principally clients in investment management and related financial services industries.  Mr. Davis holds a B.S. in Accounting from Indiana State University and is a Certified Public Accountant.  Mr. Davis has been a Trustee since June 2012.

David M. Deptula is Vice President of Tax for The Standard Register Company (a company that provides solutions for companies to manage their critical communications) since November 2011.  Prior to joining Standard Register, Mr. Deptula was a Tax Partner at Deloitte Tax LLP.  Mr. Deptula joined Deloitte in 1984 and remained with Deloitte until October of 2011.  During his tenure at Deloitte, he was actively involved in providing tax accounting services to open-end mutual funds and other financial services companies.  Mr. Deptula holds a B.S. in Accounting from Wright State University and a Juris Doctorate from University of Toledo.  He is also a Certified Public Accountant.  Mr. Deptula has been a Trustee since June 2012.

References above to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board of trustees or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board of Trustees by reason thereof.

Risk Oversight.  The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board oversees risk through various regular board and committee activities. The Board, directly or through its Committee of Independent Trustees, reviews reports from, among others, the Adviser, the Trust's Chief Compliance Officer, the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers.  The actual day-to-day risk management with respect to the Fund resides with the Adviser and other service providers to the Fund.  Although the risk management policies of the Adviser and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks.  Not all risks that may affect the Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board of Trustees or the Adviser or other service providers. The Independent Trustees meet separately with the Trust’s Chief Compliance Officer at least annually, outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives an annual written report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.   As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the Chief Compliance Officer to address matters arising between regular meetings.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including its investment performance, as well as reports regarding the valuation of the Fund’s securities.  The Board also receives quarterly reports from the Fund’s administrator, transfer agent and distributor on regular quarterly items and, where appropriate and as needed, on specific issues.  In addition, in its annual review of the Fund’s investment advisory agreement, the Board will review information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustees’ Ownership of Fund Shares.  Because the Fund is newly organized, none of the Trustees have any beneficial ownership of any Fund shares as of the date of this SAI.

Ownership In Fund Affiliates. As of the date of this SAI, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Distributor or any affiliate of the Adviser or Distributor.

Trustee Compensation.  No director, officer or employee of the Adviser or Distributor receives any compensation from the Trust for serving as an officer or Trustee of the Trust.  Each Trustee who is not an interested person of the Trust receives a $500 per meeting fee for each series of the Trust.  The Trust reimburses each Trustee and officer for his or her travel and other expenses incurred in attending meetings.  The following table reflects the amount of compensation received by each Trustee during the fiscal year ended May 31, 2013.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds Within the Trust
Interested Trustee
Robert G. Dorsey	None	None	None	None
Independent Trustees
Robert E. Morrison, Jr.	$7,500	None	None	$7,500
John J. Discepoli	$7,500	None	None	$7,500
John C. Davis	$7,500	None	None	$7,500
David M. Deptula	$7,500	None	None	$7,500

INVESTMENT ADVISER

Barrow Street Advisors LLC, 300 Stamford Place, 3rd Floor East, Stamford CT 06902, serves as the investment adviser to the Funds pursuant to an Investment Advisory Agreement dated April 23, 2013.  The Adviser is a subsidiary of Barrow Street Holdings LLC (“BSH”), which owns Barrow Street Capital LLC (“BSC”) in addition to the Adviser (the Adviser, BSH and BSC collectively “Barrow Street”).  BSC was formed and commenced operations in 1997 and organized the Adviser in 2013.  The Adviser also provides investment advisory services to private limited partnerships.

Subject to each Fund’s investment objective and policies approved by the Trustees of the Trust, the Adviser is responsible for providing each Fund with a continuous program of investing each Fund’s assets and determining the composition of each Fund’s portfolio.

The Investment Advisory Agreement is effective for an initial two-year period and will be renewed for periods of one year only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the applicable Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees.  The Investment Advisory Agreement is terminable without penalty on 60 days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund.  The Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The All-Cap Core Fund and the All-Cap Long/Short Fund each pays the Adviser a monthly fee computed at the annual rate of 0.99% and 1.50% of the average daily net assets, respectively.  The Adviser has agreed to reduce its investment advisory fees and to pay the All-Cap Core Fund expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to 1.40% and 1.15% of the average daily net assets of the All-Cap Core Fund’s Investor Class and Institutional Class shares, respectively, until October 1, 2016.  The Adviser has agreed to reduce its investment advisory fees and to pay the All-Cap Long/Short Fund expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, acquired fund fees and expenses and extraordinary expenses) to 1.99% and 1.74% of their average daily net assets of the All-Cap Long/Short Fund’s Investor Class and Institutional Class shares, respectively, until October 1, 2016.  Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are each Fund’s obligation, are subject to repayment by each Fund, provided that the repayment does not cause each Fund’s ordinary operating expenses to exceed the foregoing expense limits, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment.

Because each Fund is newly organized, no information regarding the Advisory fees paid to the Adviser is included in this SAI.

The Adviser manages each Fund’s investments in accordance with the stated investment objective and policies of each Fund, subject to the oversight of the Board.  The Adviser is responsible for investment decisions, and provides each Fund with a portfolio manager to execute purchases and sales of securities.  The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Managers

Each Fund is managed by Nicholas Chermayeff and Robert F. Greenhill, Jr. (the “Portfolio Managers”), who have joint responsibility for the day-to-day implementation of investment strategies for each Fund.

Other Accounts Managed by Portfolio Manager

In addition to each Fund, the Portfolio Managers is responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of June 30, 2013.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Nicholas Chermayeff	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	12	$242 million	12	$242 million
	Other Accounts	0	$0	0	$0
Robert F. Greenhill, Jr.	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	12	$242 million	12	$242 million
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interest

The Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  A potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Portfolio Manager could favor one account over another.  The Portfolio Managers currently manage private funds with substantially the same investment strategy as the Funds.  Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation

Mr. Chermayeff and Mr. Greenhill receive compensation in their capacity as Portfolio Managers through their indirect partial ownership interest in the profits of the Adviser.  The profitability of the Adviser is primarily dependent upon the value of the Funds’ assets.  However, compensation is not directly based upon the Funds’ performance or the value of the Funds’ assets.

Ownership of Fund Shares

Because the Fund is newly organized, the Portfolio Manager has no beneficial ownership of Fund shares as of the date of this SAI.

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute each Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices.  Transactions on stock exchanges involve the payment of negotiated brokerage commissions.  Transactions in the over-the-counter market are generally principal transactions with dealers.  With respect to the over-the-counter market, each Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.  Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of a Fund.  Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by a Fund.  Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.  While the Adviser generally seeks competitive commissions, a Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Consistent with the foregoing, under Section 28(e) of the Securities Exchange Act of 1934, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases.  In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e., not related to the making of investment decisions).  Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, each Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Trust’s principal underwriter.

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of each Fund.  The Distributor is obligated to sell shares of each Fund on a best efforts basis only against purchase orders for the shares.  Shares of each Fund are offered to the public on a continuous basis.  The Distributor is compensated for its services to the Trust under a written agreement for such services.  The Distributor is an affiliate of Ultimus Fund Solutions, LLC.  Robert G. Dorsey is a Managing Director of the Distributor and officer of the Trust.

By its terms, the Distribution Agreement is for an initial term of two years and will continue in effect year-to-year thereafter so long as such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of each Fund’s outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Distribution Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Trust or by the Distributor.  The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.  Under the Distribution Agreement, the Distributor is paid $6,000 per annum for its services by the Adviser.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to each Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of each Fund (other than those performed by the Adviser under the Advisory Agreement).  Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

•	prepares and assembles reports required to be sent to each Fund’s shareholders and arranges for the printing and dissemination of such reports;
•	assembles reports required to be filed with the SEC and files such completed reports with the SEC;
•	files each Fund’s federal income and excise tax returns and each Fund’s state and local tax returns;
•	assists and advises each Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and
•	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for each Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Funds’ shareholders: maintains records for the Funds’ shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from each Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.

The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.10% of each Fund’s average daily net assets up to $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets in excess of $500 million; subject, however, to a monthly minimum of $2,500 per Fund.    Certain discounts apply to the Administrator fees for the first two years of operations.

The fee payable by each Fund to Ultimus as Fund Accountant is $2,000 per month plus an asset based fee at the annual rate of 0.01% of a Fund’s average daily net assets up to $500 million and 0.005% of such assets over $500 million.  For each additional class of shares Ultimus will receive an additional $6,000 annually.

The fee payable by each class of shares of the Funds to Ultimus as Transfer Agent is at the annual rate of up to $20.00 per shareholder account, subject to a minimum annual fee of $18,000.  Certain discounts apply to the Transfer Agent fees if a Fund has less than 100 shareholders.

Because the Funds are newly organized, no information regarding the fees paid by the Funds to Ultimus is included in this SAI.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until June 5, 2014 and, unless otherwise terminated as provided in the Service Agreements, are renewed automatically thereafter for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Custodian

U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Funds pursuant to a Custody Agreement.  The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments.

Independent Registered Public Accounting Firm

The Trust has selected BBD, LLP, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of each Fund for the fiscal year ending May 31, 2014.

Legal Counsel

Kilpatrick Townsend & Stockton LLP, 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609, serves as legal counsel to the Trust and the Trust’s Independent Trustees.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures.  For these services, each Fund pays Ultimus a base fee of $12,000 per annum, plus an asset-based fee computed at annual rate of 0.01% of the average net assets of each Fund in excess of $100 million.  In addition, each Fund reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  See the section entitled “Distribution Plan” in the Prospectus.  As required by Rule 12b-1, the Plan was approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plans.  The Plan provides that the Trust’s Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures.  The Board will take into account the expenditures for purposes of reviewing operation of the Plan and in connection with their annual consideration of the renewal of the Plan.

Potential benefits of the Plan to the Funds include improved shareholder services, savings to the Funds in transfer agent fees as a percentage of assets (once a Fund has a sufficient number of accounts to exceed the minimum monthly transfer agent fees), savings to the Funds in certain operating expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.  The continuation of the Plan must be approved by the Board annually.

Under the Plan, the Funds may annually expend up to 0.25% of each Fund’s average daily net assets to pay for any activity primarily intended to result in the sale of those shares and the servicing of shareholder accounts, provided that the Board has approved the category of expenses for which payment is being made.  Such expenditures paid as distribution fees to any person who sells shares may not exceed 0.25% per annum of the Fund’s average daily net assets.  Such expenditures may include any activity primarily intended to result in the sale of shares of the Funds.  In connection therewith, the Funds may pay up to 0.25% of each Fund’s average daily net assets to the Distributor, as compensation for services or other activities that are primarily intended to result in the sale of shares, or reimbursement for expenses incurred in connection with services or other activities that are primarily intended to result in the sale of shares.  The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them.  The Funds do not participate in any joint distribution activities with other investment companies.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on February 28, 2012.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to further divide shares of a series into separate classes.  In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class.  Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder.  If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of each Fund, when issued, are fully paid and non-assessable.  Shares have no subscription, preemptive or conversion rights.  Shares do not have cumulative voting rights.  Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held.  Shareholders of all series and classes of the Trust, including each Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class.  However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties to the Trust and its holders of beneficial interest.  It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Trust Liability

Under Ohio law, liabilities of the Trust to third persons, including the liabilities of any series, extend to the whole of the trust estate to the extent necessary to discharge such liabilities.   However, the Declaration of Trust contains provisions intended to limit the liabilities of each series to the applicable series and the Trustees and officers of the Trust intend that notice of such limitation be given in each contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics that is designed to prevent personnel of the Trust, the Adviser and the Distributor subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes). These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds’ planned portfolio transactions.  Each of these parties monitors compliance with its Code of Ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A and Appendix B, respectively.  No later than August 31st of each year, information regarding how each Fund voted proxies relating to portfolio securities during the prior twelve-month period ended June 30th is available without charge upon request by calling 1-877-767-6633, or on the SEC’s website at www.sec.gov.

Ownership of Fund Shares

As of 30 days prior to the date of this SAI, each Fund had no shares outstanding.  Therefore, the Board members and officers as a group owned less than 1% of the outstanding shares of each Fund.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by each Fund (“Portfolio Securities”), and disclosure of purchases and sales of such securities, may be made to shareholders of each Fund or other persons.  The Trust’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to Portfolio Securities.  Although no material conflicts of interest are believed to exist that could disadvantage any Fund or its shareholders, various safeguards have been implemented to protect each Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the chief executive officer and chief financial officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with a Fund.

•
Public disclosure regarding Portfolio Securities is made in each Fund’s Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”), which are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C..  Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•
Information regarding Portfolio Securities as of the end of the most recent month, and other information regarding the investment activities of each Fund during such month, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of each Fund, but only if such information is at least 30 days old.

•
Information regarding the general market exposure of each Fund may be disclosed, provided that such information is also disclosed on the Funds’ website and the information does not identify specific Portfolio Securities.

•
Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

•	The Trust’s Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities that is made on the same basis to all shareholders of each Fund.

The Funds’ policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, accountants and printers/typesetters, or to brokers and dealers through which each Fund purchases and sells Portfolio Securities.  Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Ethical
Accountants	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place – typesetter or printer would not receive portfolio information until at least 30 days old
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to a Fund’s entire portfolio	Contractual and Ethical

Such disclosures may be made without approval of the Trust’s Chief Compliance Officer because the Board of Trustees has determined that each Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

•
The Trust’s Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by each Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed.  The Chief Compliance Officer shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely a Fund or any shareholder of the Fund. The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by each Fund.

Other Expenses

In addition to the investment advisory fees, each Fund pays all expenses not expressly assumed by the Adviser, including, without limitation, fund organizational expenses, the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors’ fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders.  The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986.  In order to so qualify, each Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in Internal Revenue Code section 851(h).  Any income derived by a Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.
A Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of the Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships.  Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Certain qualifying corporate dividends are taxable at long-term capital gains tax rates to individuals.  For tax years beginning after December 31, 2002, the long-term capital gains rate for individual taxpayers is currently at a rate of 15% for individuals who are subject to the 25% (or greater) tax bracket on their ordinary income and whose taxable income is less than $400,000 ($450,000 for married filing jointly) and at 20% for most individuals whose taxable income is more than $400,000.  Some, but not all, of the dividends paid by the Funds may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If a Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by a Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by each Fund as qualifying for the DRD.

If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares.  All taxable dividends paid by a Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent a Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

For tax years beginning after December 31, 2012, certain individuals, estates and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions.  Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each Fund will designate (1) any dividend of qualified dividend income as qualified dividend income; (2) any tax-exempt dividend as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; and (4) any dividend eligible for the corporate dividends received deduction as such in a written notice provided to shareholders after the close of the Fund’s taxable year.  Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from a Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution.  However, if a Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains.  Because the Funds are newly organized, no information regarding capital loss carryforwards is included in this SAI.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning after December 31, 2002, to the extent of a Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for such Fund shares.  An exchange of Fund shares is treated as a sale and any gain may be subject to tax.

Mutual fund companies must report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”).  Mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder.  Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, he must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election.  Internatl Revenue Service regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation.  Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012.  Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares.  Non-covered shares will be redeemed first.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (presently 28% for 2013) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of a Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of each Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by each Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with each Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  A Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.
Under sections 1471 through 1474 to the Internal Revenue Code, also known as the “Foreign Account Tax Compliance Act of 2009” or “FATCA,” foreign financial institutions (which include hedge funds, private equity funds, mutual funds, securitization vehicles and any other investment vehicles regardless of their size) and other foreign entities must comply with new information reporting rules with respect to their U.S. account holders and investors or confront a new withholding tax on U.S. source payments made to them.  A foreign financial institution or other foreign entity that does not comply with the FATCA reporting requirements will be subject to a new 30% withholding tax with respect to any “withholdable payments” made after December 31, 2012, other than such payments that are made on “obligations” that were outstanding on March 18, 2012.  For this purpose, withholdable payments are U.S. source payments otherwise subject to nonresident withholding tax and also include the entire gross proceeds from the sale of any equity or debt instruments of U.S. issuers.  The new FATCA withholding tax will apply regardless of whether the payment would otherwise be exempt from U.S. nonresident withholding tax (e.g., under the portfolio interest exemption or as capital gain).  Treasury is authorized to provide rules for implementing the FATCA withholding regime with the existing nonresident withholding tax rules.  The FATCA provisions also impose new information reporting requirements and increase related penalties for U.S. persons.

FATCA withholding will not apply to withholdable payments made directly to foreign governments, international organizations, foreign central banks or issue and individuals.  Treasury is authorized to provide additional exceptions to the application of the FATCA provisions.  Prospective investors should consult with their own tax advisors regarding these new provisions.

The Funds will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after Fund shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost, and thus, in effect, result in a return of a part of the shareholder’s investment.

FINANCIAL STATEMENTS

Each Fund is newly organized and therefore no financial information is included in this SAI.  You may request a copy of each Fund’s Annual and Semi-Annual report, once available, at no charge by calling the Funds at 1-877-767-6633.

APPENDIX A

ULTIMUS MANAGERS TRUST
POLICIES AND PROCEDURES FOR VOTING PROXIES

1.         Purpose; Delegation.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of Ultimus Managers Trust (the “Trust”).  The Board of Trustees of the Trust (the “Board”) believes that each Fund’s Investment Adviser is in the best position to make individual voting decisions for such Fund.  Therefore, subject to the oversight of the Board, each Fund’s Investment Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.         Definitions

(a)           Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)           Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the investment advisers to each Fund (each, an “Investment Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3.         Policy for Voting Proxies Related to Exchange Traded Funds and other Investment Companies.  Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares.  The beneficial owner of these shares is a registered investment company.”

4.         Policy for Voting Proxies Related to Other Portfolio Securities.

The Trust hereby delegates the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to the Adviser in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed the Adviser’s Policies and Procedures for Voting Proxies (the “Procedures”) and have determined that they are reasonably designed to ensure that the Adviser will vote all proxies in the best interests of the shareholders, untainted by conflicts of interest.  The Procedures are adopted as part of these Policies.  The Board of Trustees must approve any material changes in the Procedures before they become effective with respect to the Fund.

5.         Conflicts of Interest.  The Trust recognizes that under certain circumstances an Investment Adviser may have a conflict of interest in voting proxies on behalf of a Fund.  Such circumstances may include, but are not limited to, situations where an Investment Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager.  With respect to securities other than ETFs or other investment companies, the Investment Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Committee of Independent Trustees (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Committee on an annual basis.

6.         Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Each Investment Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

7.         Form N-PX.  A record of each proxy vote will be entered on Form N-PX.   A copy of each Form N-PX will be signed by the President of the Trust.  The Form is to be filed by August 31 each year.  Each reporting period covered by the Form N-PX runs from July 1 to June 30.  The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at www.sec.gov.

As adopted June 5, 2012

APPENDIX B

BARROW STREET ADVISORS LLC
POLICIES AND PROCEDURES FOR VOTING PROXIES

Policy

Whenever Barrow Street Capital LLC (the “Firm”) has voting discretion over securities held in its clients’ accounts it will exercise that discretion in the best interests of its clients and in accordance with these policies and procedures.

1.2           Procedures

The Firm’s “Proxy Coordinator” will be responsible for determining how to vote all proxy statements received by the Firm with respect to securities held in its clients’ accounts.  The Proxy Coordinator may designate other appropriate employees to assist him or her in reviewing proxy statements and preparing necessary records.  The Proxy Coordinator may also retain a third party to assist him or her in coordinating and delivering proxies.  The Proxy Coordinator will be responsible for monitoring any such employees and third parties to assure that all client securities are being properly voted and appropriate records are being retained.

David Azapinto will initially be the Firm’s Proxy Coordinator.

1.3           Voting Guidelines

In the absence of specific voting guidelines from the client or conflicts of interest (see Section 1.4 below), the Firm will vote all proxies in the manner that the Proxy Coordinator determines is in the best interests of each Account, which may result in different voting results for proxies for the same issuer.   In addition, the Proxy Coordinator may determine to abstain from voting a proxy if he or she believes that such action is in the best interests of a particular Account.  The Proxy Coordinator may take into account the following factors, among others, in determining if a specific proposal is in the best interests of a particular client of the Firm:

(a)           management of the issuer’s views and recommendations on such proposal;

(b)           whether the proposal may have the effect of entrenching existing management and/or making management less responsive to shareholders’ concerns (e.g., instituting or removing a poison pill, classified board of directors and/or other anti-takeover measure); and

(c)           whether he or she believes that the proposal will fairly compensate management for its and/or the issuer’s performance.

If the Proxy Coordinator deems that the issue being voted upon is not material for the Firm and its clients, the Firm will not be obligated to vote on such matter.

1.4        Conflicts of Interest

(a)           The Firm will maintain a “Proxy Conflicts Watch List” containing the names of issuers with respect to which the Firm has identified a conflict of interest.  Such conflicts may arise, for example, from the following relationships:  (i) the issuer is an investor in a fund or account managed by the Firm; (ii) the issuer has a material business relationship with the Firm; (iii) the proponent of a proxy proposal has a business relationship with the Firm (e.g., the proponent is a pension plan for which the Firm manages money); (iv) the Firm has material business relationships with candidates for director in a proxy contest; or (v) an employee ofthe Firm has a personal interest in the outcome of a particular matter.  This list provides examples of possible conflicts of interest and is not meant to be comprehensive.  Each employee must notify the Firm’s Chief Compliance Officer of any potential conflicts of interest of which he or she is aware, and the Chief Compliance Officer should make a determination as to whether an item should be added to the Proxy Conflicts Watch List.

(b)           If the Chief Compliance Officer believes that a material conflict exists between the Firm and any of the Funds, the Firm will rely exclusively in making its voting decision on the recommendation of an independent third party who is experienced in advising investment managers regarding proxy voting decisions.

(c)           Special  considerations  may  apply  in  cases  of  conflicts  of  interest  involving  ERISA clients.  The Proxy Coordinator will confer with appropriate ERISA counsel in such cases.

1.5        Disclosure

(a)           The Firm will disclose in its Form ADV Part 2 that clients may contact the Firm in order to obtain information on how the Firm voted the applicable Account or client’s securities and to request a copy of these policies and procedures.  If a client requests this information, the Firm will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about (i) the name of the issuer; (ii) the proposal voted upon; and (iii) how the Firm voted the applicable Account’s or that client’s securities, as applicable.

(b)           A concise summary of these policies and procedures will be included in the Firm’s Form ADV Part 2 or provided to clients separately, and will be updated whenever these policies and procedures are updated.  The Firm will make a copy of these Proxy Voting Policies and Procedures available to any investor in an Account who so requests.

1.6        Recordkeeping

The Firm will maintain files relating to its Proxy Voting Policies and Procedures.  Records will be maintained and preserved in an easily accessible place for 5 years from the end of the fiscal year during which the last entry was made on a record, with records for the first 2 years being kept at the Firm’s main office. Records of the following will be included in the files:

(a)           A copy of these policies and procedures, and any amendments hereto.

(b)           A copy of each proxy statement that the Firm receives regarding Account securities, although the Firm may rely on obtaining copies of proxy statements from the EDGAR system for those proxy statements that are so available.

(c)           A record of each vote that the Firm casts on behalf of an Account.

(d)           A copy of any document created by the Firm that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

(e)           A copy of each written client request for information on how the Firm voted proxies on behalf of the client, and a copy of any written response by the investment adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

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